TWO HARBORS INVESTMENT CORP. A Leading Residential Hybrid Mortgage REIT Third Quarter 2019 Investor Presentation 1

Safe Harbor Statement FORWARD-LOOKING STATEMENTS This presentation includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates and projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “target,” “assume,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward- looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among other things, those described in our Annual Report on Form 10-K for the year ended December 31, 2018, and any subsequent Quarterly Reports on Form 10-Q, under the caption “Risk Factors.” Factors that could cause actual results to differ include, but are not limited to: the state of credit markets and general economic conditions; changes in interest rates and the market value of our assets; changes in prepayment rates of mortgages underlying our target assets; the rates of default or decreased recovery on the mortgages underlying our target assets; the occurrence, extent and timing of credit losses within our portfolio; the concentration of credit risks we are exposed to; declines in home prices; our ability to establish, adjust and maintain appropriate hedges for the risks in our portfolio; the availability and cost of our target assets; the availability and cost of financing; changes in the competitive landscape within our industry; our ability to effectively execute and to realize the benefits of strategic transactions and initiatives we have pursued or may in the future pursue; our ability to manage various operational risks and costs associated with our business; interruptions in or impairments to our communications and information technology systems; our ability to acquire mortgage servicing rights (MSR) and successfully operate our seller-servicer subsidiary and oversee our subservicers; the impact of any deficiencies in the servicing or foreclosure practices of third parties and related delays in the foreclosure process; our exposure to legal and regulatory claims; legislative and regulatory actions affecting our business; the impact of new or modified government mortgage refinance or principal reduction programs; our ability to maintain our REIT qualification; and limitations imposed on our business due to our REIT status and our exempt status under the Investment Company Act of 1940. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Two Harbors does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these and other risk factors is contained in Two Harbors’ most recent filings with the Securities and Exchange Commission (SEC). All subsequent written and oral forward-looking statements concerning Two Harbors or matters attributable to Two Harbors or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. This presentation may include industry and market data obtained through research, surveys, and studies conducted by third parties and industry publications. We have not independently verified any such market and industry data from third-party sources. This presentation is provided for discussion purposes only and may not be relied upon as legal or investment advice, nor is it intended to be inclusive of all the risks and uncertainties that should be considered. This presentation does not constitute an offer to purchase or sell any securities, nor shall it be construed to be indicative of the terms of an offer that the parties or their respective affiliates would accept. Readers are advised that the financial information in this presentation is based on company data available at the time of this presentation and, in certain circumstances, may not have been audited by the company’s independent auditors. 2

Two Harbors Investment Corp. Overview(1)

LEADING RESIDENTIAL HYBRID MORTGAGE REIT

$3.9 billion(2)
market capitalization

$5.0 billion
total stockholders' equity

$30.0 billion
hybrid portfolio comprised of Rates and Credit strategies(3)

211%
total stockholder return since our inception(4)

11.4%
book value growth since our inception in 2009(5)

KEY DIFFERENTIATING FACTORS

- ✓ Strategy of pairing MSR with Agency RMBS
- ✓ Utilize variety of instruments to hedge interest rate exposure
- ✓ Unique portfolio of legacy non-Agency securities

1) Except as otherwise indicated in this presentation, reported data is as of or for the period ended September 30, 2019.
2) Market capitalization as of November 18, 2019.
3) Assets in "Rates" include Agency RMBS, MSR and other interest rate sensitive assets. Assets in "Credit" include non-Agency securities and other credit sensitive assets.
4) Two Harbors' total stockholder return calculated for the period October 29, 2009 through September 30, 2019. Total stockholder return is defined as stock price appreciation including dividends. Source: Bloomberg.
5) Book value growth since our inception is measured from December 31, 2009 through September 30, 2019. Two Harbors quarterly book values have been adjusted for each quarter from Q1 2013 forward to include $1.88 of stock distributions associated with the special dividend of Silver Bay Realty Trust ("Silver Bay") and, beginning in Q4 2017, $3.67 of stock distributions associated with the special dividend of Granite Point Mortgage Trust Inc. ("Granite Point") common stock. Source: Bloomberg.

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Key Reasons to Own Two Harbors Investment Corp.  Total Return Focused: Our primary goal is to drive attractive risk-adjusted returns for our stockholders. Book value preservation and growth is central to this objective.  Dividend Well Supported: Core Earnings is not a proxy for the earnings power of the portfolio or for the dividend. We take into account four main considerations in setting our dividend: (1) prospective economic returns, (2) book value stability, (3) taxable income, and (4) sustainability. We believe that these factors continue to support our current dividend level.  Investment Opportunities Abundant: We believe that Agency RMBS paired with MSR is the best investment opportunity today. We also continue to find pockets of opportunity in legacy non-Agency securities.  Risk Metrics Low: Our overall exposures to rates and spreads are very low. While we are respectful of nominal leverage numbers, we pay more attention to risk. The presence of MSR in our portfolio allows us to generate market returns with significantly less mortgage spread risk than portfolios without MSR. 4

Substantial Total Stockholder Return Outperformance • Outperformed peer group by 53% since our inception • Delivered total stockholder return of 211% during that time(1) ― Bloomberg REIT Mortgage Index total stockholder return of 158% over the same period of time(2) 250.0% 220.0% 211% 190.0% 160.0% 158% 130.0% 100.0% 70.0% 40.0% 10.0% -20.0% TWO (1) BBG REIT MTG Index (2) 1) Two Harbors’ total stockholder return is calculated for the period October 29, 2009 through September 30, 2019. Total stockholder return is defined as stock price appreciation including dividends. Source: Bloomberg. 5 2) Bloomberg REIT Mortgage Index total stockholder return for the period October 29, 2009 through September 30, 2019. The Bloomberg REIT Mortgage Index tracks publicly traded REITs whose principal business consists of originating, servicing or investing in residential mortgage interests. The index uses a modified market capitalization weighted methodology, and components are reviewed quarterly for eligibility. Source: Bloomberg.

Book Value Growth Since Inception(1) • We have grown our book value by 11.4% since our inception in 2009 • Peer average over same time period was (29.3%) BOOK VALUE GROWTH BOOK VALUE OUTPERFORMANCE 140% 11.4% 120% 100% 80% 60% (29.3%) 40% (73.0%) 20% TWO Peer Average Co. A Co. B Co. C Co. D Co. E Co. F Co. G Co. H TWO Co. A Co. B Co. C Co. D Co. E Co. F Co. G Co. H 1) Book value growth and outperformance since our inception is measured from December 31, 2009 or the peer company’s inception, whichever is later, through September 30, 2019. Two Harbors quarterly book values have been adjusted for each quarter from Q1 2013 forward to include $1.88 of stock distributions associated with the special dividend of Silver Bay and, beginning in Q4 2017, $3.67 of stock distributions associated with the special dividend of Granite Point common stock. Peer mortgage REITs (companies A-H) include AGNC, ANH, 6 ARR, CIM, CMO, IVR, MFA and NLY. Peer book value figures are based on publicly reported data and have not been adjusted for the return of capital from dividends, if any, to peer stockholders during the same period. Source: Bloomberg

Markets and Performance Overview - Rates MARKET OVERVIEW • Current coupon widened 8 basis points in Q2 and 27 basis points in Q3 • MSR prices declined in chorus with the mortgage rate change rather than 5-year and 10-year swap rates • Position in higher coupon Agencies benefitted performance • Specified pools increased in value as demand for prepay protected collateral increased CURRENT COUPON SPREAD(1) HEDGED MORTGAGE PERFORMANCE(2) --- Spread between Current Coupon & 10-year Swap Rate 7 (1) Source: Bloomberg, as of September 30, 2019. (2) Source: J.P. Morgan Data Query, as of September 30, 2019. Hedged third quarter mortgage total return.

Markets and Performance Overview - Credit

MARKET OVERVIEW

- Low mortgage rates have offset steadily increasing HPA, keeping affordability within recent context
- This should allow for increased mobility, higher prepayments, and better overall expected returns
- Declining losses over time have provided important tailwind to performance of subprime securities
- Portfolio severities are lower than market, indicating superior security selection

AFFORDABILITY[1]



Affordability Index
240
230
220
210
200
190
180
220
210
200
190
180
170
160
150
Mortgage Rate (%)
1/1/2014
1/1/2015
1/1/2016
1/1/2017
1/1/2018
1/1/2019
Affordability
Case-Shiller HPI
Affordability index

HISTORICAL LOSS SEVERITIES[2]



90
80
70
60
50
40
1/1/2014
1/1/2015
1/1/2016
1/1/2017
1/1/2018
1/1/2019
09/1/19
TWO subprime severities
Subprime market severities

(1) Source: Nomura Securities International research, CoreLogic, National Association of Realtors, Freddie Mac and Haver as of September 16, 2019.
(2) Source: Two Harbors' portfolio data and CoreLogic, as of September 1, 2019.

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Portfolio Composition and Quarterly Activity

PORTFOLIO ACTIVITY

- Moved roughly $7 billion in mortgage risk from higher coupons to lower coupons as mortgages cheapened in August
- Increasing interest in flow-sale MSR partnerships; added $5.8 billion UPB of MSR
- Entered into agreements to sell all newly delinquent MSR on a flow basis
- Post quarter-end, closed two bulk MSR acquisitions for a total of $11.1 billion UPB
- Sold approximately $500 million of legacy non-Agencies at average price of $96; added approximately $190 million at average price of $64

PORTFOLIO COMPOSITION[1]

$30.0 BILLION PORTFOLIO AS OF SEPTEMBER 30, 2019



Non-Agency
$3.5b
MSR
$1.7b
Agency
$24.8b
Note: Does not include $9.9 billion net long TBA positions
Rates(2) $26.5b
Credit(3) $3.5b

CAPITAL ALLOCATION[4]

	June 30, 2019	September 30, 2019
Rates[2]	76%	79%
Credit[3]	24%	21%

(1) For additional detail on the portfolio, see Appendix slides 13-15.
(2) Assets in "Rates" include Agency RMBS, MSR and other interest rate sensitive assets.
(3) Assets in "Credit" include non-Agency securities and other credit sensitive assets.
(4) Capital allocation percentages reflect management's assessment regarding the extent to which each asset class contributes to total portfolio risk. Does not represent funding allocation or balance sheet financing of such assets. Please refer to Appendix slide 15 for more information on financing.

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Risk Profile LOW RISK EXPOSURES • Exposure to changes in interest rates and mortgage spreads remain small • Maintain a slightly long duration bias, increasing 1.4% in a down 50 basis point shock and losing 4.8% in an up 50 shock • Mortgage spread sensitivity mitigated by the presence of MSR in the portfolio • Largely flat the current coupon, with residual mortgage exposure spread uniformly across the rest of the stack COMMON BOOK VALUE EXPOSURE TO CHANGES IN RATES(1) COMMON BOOK VALUE EXPOSURE TO CHANGES IN SPREADS(2) Agency RMBS MSR Combined Note: The above spread scenario is provided for illustration purposes only and is not necessarily indicative of Two Harbors’ financial condition and operating results, nor is it necessarily indicative of the financial condition or results of operations that may be expected for any future period or date. 10 (1) Represents estimated change in common book value for theoretical parallel shift in interest rates. (2) The information presented in this chart projects the potential impact on common book value of instantaneous changes in current coupon mortgage spreads. Spread sensitivity is based on results from third party models in conjunction with inputs from our internal investment professionals. Actual results could differ materially from these estimates.

Strategic Overview GENERATING STRONG ECONOMIC RETURNS WITH LOWER VOLATILITY RATES STRATEGY - Combination of Agency RMBS and MSR • Expect capital allocation to this strategy to continue to increase • Current expected returns in low double digits for Agency RMBS paired with MSR • Believe the combination of these two assets results in an attractive return with a lower risk quotient CREDIT STRATEGY - Legacy non-Agency securities • Baseline returns for discounted legacy non-Agencies in single digits but upside price appreciation can drive much higher total returns • Low rate environment beneficial to residential credit assets, driving better affordability, faster prepayments and continued borrower recovery • Continue to surveil “new” credit opportunities 11

Appendix 12

Rates: Agency RMBS Metrics AGENCY PORTFOLIO PREPAYMENT PROTECTION(1) AGENCY PORTFOLIO AT-A-GLANCE 97.1% 100.0% 88.4% 90.1% 91.5% 80.4% 80.0% % Prepay Market Value ($M) Protected(1) 60.0% 40.0% 30-year fixed $24,469 98.5% 20.0% 0.0% 9/30/2018 12/31/2018 3/31/2019 6/30/2019 9/30/2019 Other P&I(3) 148 4.1% AGENCY RMBS CPR(2) 16.0% IOs and IIOs 225(4) -% 13.4% 12.0% 10.1% 8.1% Total Agency $24,842 97.1% 8.0% 6.8% 6.5% 4.0% Net TBA notional 9,863 0.0% Total Agency, including TBA 9/30/2018 12/31/2018 3/31/2019 6/30/2019 9/30/2019 notional $34,705 (1) Includes securities with implicit or explicit protection including lower loan balances (securities collateralized by loans less than or equal to $175K of initial principal balance), higher LTVs (securities collateralized by loans with greater than or equal to 80% LTV), certain geographic concentrations and lower FICO scores. (2) Agency weighted average 3-month Constant Prepayment Rate (CPR) includes IIOs (or Agency Derivatives). 13 (3) Includes 15-year fixed, Hybrid ARMs, CMO and DUS pools. (4) Represents market value of $148.8 million of IOs and $75.9 million of Agency Derivatives.

Rates: Mortgage Servicing Rights MSR 60+ DAY DELINQUENCIES MSR PORTFOLIO AT-A-GLANCE(1) 1.0% As of As of June 30, September 2019 30, 2019 0.5% 0.4% 0.3% 0.3% 0.3% 0.3% Fair value ($M) $1,801 $1,652 Unpaid principal balance ($M) $169,644 $165,333 0.0% 9/30/2018 12/31/2018 3/31/2019 6/30/2019 9/30/2019 Gross weighted average coupon rate 4.1% 4.1% MSR CPR Weighted average original FICO(2) 751 752 25.0% 20.5% Weighted average original LTV 75% 75% 20.0% 15.0% 13.7% 60+ day delinquencies 0.3% 0.3% 8.7% 10.0% 7.3% 7.7% Net servicing spread (basis points) 26.3 26.5 5.0% Weighted average loan age (months) 32 35 0.0% 9/30/2018 12/31/2018 3/31/2019 6/30/2019 9/30/2019 % Fannie Mae 70% 70% (1) Excludes residential mortgage loans for which the company is the named servicing administrator. (2) FICO represents a mortgage industry accepted credit score of a borrower. 14

Credit: Non-Agency Securities Metrics

NON-AGENCY 60+ DAY DELINQUENCIES



25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
19.6%
19.2%
18.7%
18.1%
18.3%
9/30/2018
12/31/2018
3/31/2019
6/30/2019
9/30/2019

NON-AGENCY CPR[4]



10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
6.6%
5.2%
4.9%
5.3%
5.9%
9/30/2018
12/31/2018
3/31/2019
6/30/2019
9/30/2019

NON-AGENCY PORTFOLIO AT-A-GLANCE

	Total P&I Bonds
Portfolio characteristics:	
Carrying value ($M)	$3,473.3
Weighted average purchase price[1]	$63.63
Weighted average coupon	3.0%
Weighted average market price[2]	$65.66
Collateral attributes:	
Weighted average loan age (months)	158
Weighted average current loan size ($K)	$216
Weighted average current loan-to-value	60.7%
Current performance:	
60+ day delinquencies	18.3%
Average credit enhancement[3]	2.8%
3-Month CPR[4]	5.9%
3-Month CDR	4.4%
3-Month severity	46.7%
Cumulative loss	34.2%

(1) Weighted average purchase price utilized carrying value for weighting purposes. If current face were utilized for weighting purposes, the weighted average purchase price for total non-Agency securities, excluding our non-Agency interest-only portfolio, would have been $59.41.
(2) Weighted average market price utilized current face for weighting purposes.
(3) Average credit enhancement remaining on our non-Agency portfolio, which is the average amount of protection available to absorb future credit losses due to defaults on the underlying collateral.
(4) 3-Month CPR is reflective of the prepayment speed on the underlying securitization; however, it does not necessarily indicate the proceeds received on our investment tranche. Proceeds received for each security are dependent on the position of the individual security within the structure of each deal.

15

Financing

$ in millions

Outstanding Borrowings and Maturities[1]	Repurchase Agreements	FHLB Advances	Revolving Credit Facilities	Term Notes Payable	Convertible Notes	Total Outstanding Borrowings	Percent (%)
Within 30 days	$ 7,154.3	$ —	$ —	$ —	$ —	$ 7,154.3	26.9%
30 to 59 days	6,779.4	—	—	—	—	6,779.4	25.5%
60 to 89 days	93.4	—	—	—	—	93.4	0.3%
90 to 119 days	3,791.7	—	—	—	—	3,791.7	14.3%
120 to 364 days	7,485.5	—	—	—	—	7,485.5	28.1%
One to three years	262.9	—	300.0	—	284.6	847.5	3.2%
Three to five years	—	—	—	394.2	—	394.2	1.5%
Five to ten years	—	—	—	—	—	—	—%
Ten years and over[2]	—	50.0	—	—	—	50.0	0.2%
	$ 25,567.2	$ 50.0	$ 300.0	$ 394.2	$ 284.6	$ 26,596.0	100.0%

Collateral Pledged for Borrowings[3]	Repurchase Agreements[4]	FHLB Advances	Revolving Credit Facilities[4]	Term Notes Payable	Convertible Notes	Total Collateral Pledged	Percent (%)
Available-for-sale securities, at fair value	$ 26,351.3	$ 54.8	$ —	$ —	n/a	$ 26,406.1	94.1%
Derivative assets, at fair value	75.8	—	—	—	n/a	75.8	0.3%
Mortgage servicing rights, at fair value	530.7	—	460.2	591.1	n/a	1,582.0	5.6%
	$ 26,957.8	$ 54.8	$ 460.2	$ 591.1	n/a	$ 28,063.9	100.0%

(1) Weighted average of 4.2 months to maturity.
(2) Includes FHLB advances of $50 million with original maturities of 20 years.
(3) Excludes FHLB membership and activity stock totaling $6.1 million.
(4) Repurchase agreements and/or revolving credit facilities secured by MSR may be over-collateralized due to operational considerations.

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Interest Rate Swaps INTEREST RATE SWAPS Maturities Notional Amounts ($B) Average Fixed Pay Rate Average Receive Rate Average Maturity Years Payers 2019 $ 3.6 1.834% 2.204% 0.1 2020 3.6 1.806% 2.186% 1.1 2021 15.7 1.681% 2.177% 1.7 2022 2.6 1.911% 2.185% 3.0 2023 and after 7.5 2.344% 2.212% 7.0 $ 33.0 1.880% 2.189% 2.8 Average Fixed Receive Average Maturity Maturities Notional Amounts ($B) Average Pay Rate Rate (Years) Receivers 2020 $ 0.3 2.278% 2.258% 0.3 2021 0.9 2.209% 2.516% 1.4 2022 — —% —% — 2023 and after 7.6 2.186% 2.232% 8.9 $ 8.8 2.191% 2.262% 7.9 17

Interest Rate Swaptions INTEREST RATE SWAPTIONS Option Underlying Swap Average Average Cost Fair Value Months to Notional Average Pay Receive Average Term Swaption Expiration ($M) ($M) Expiration Amount ($M) Rate Rate (Years) Purchase Contracts: Payer <6 Months $ 5.4 $ 1.4 4.0 $ 1,250 2.05% 3M LIBOR 5.2 Total Payer $ 5.4 $ 1.4 4.0 $ 1,250 2.05% 3M LIBOR 5.2 Receiver <6 Months $ 4.1 $ 7.9 4.1 $ 500 3M LIBOR 1.55% 10.0 Total Receiver $ 4.1 $ 7.9 4.1 $ 500 3M LIBOR 1.55% 10.0 18